March 1, 2017

Global X YieldCo Index ETF
NASDAQ: YLCO

2017 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/funds/ylco. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2017, as amended and supplemented from time to time, along with the financial statements included in the Fund's most recent annual report to shareholders dated October 31, 2016, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Global X YieldCo Index ETF

Ticker: YLCO Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X YieldCo Index ETF (“Fund”) seeks to track, before fees and expenses, the price and yield performance of the Indxx Global YieldCo Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.01%
Total Annual Fund Operating Expenses:	0.66%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$67	$211	$368	$822

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index comprises publicly traded companies that are formed to own operating assets that produce defined cash flows (“YieldCos”), as well as companies that have publicly announced plans to spin-off a YieldCo in an initial public offering, as determined by Indxx, LLC (the “Index Provider”). A YieldCo is a dividend growth-oriented public company, created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets in order to generate systematic cash flows. YieldCos typically allocate cash available for distribution each year or quarter to shareholders in the form of dividends.

The components of the Underlying Index are YieldCos selected from the universe of global publicly listed equities, which have a minimum market capitalization of $500m and an Average Daily Value Traded (“ADVT”) over the last three months greater than $1 million. If less than 20 securities satisfy this criteria, the market capitalization and ADVT requirements are lowered. If there are still fewer than 20 securities, the parent companies of proposed YieldCos with the nearest anticipated listing dates will be included in the Underlying Index until there are 20 index constituents. If a parent company is a part of the Underlying Index, and its corresponding YieldCo becomes publicly listed, the listed YieldCo will replace the parent entity in the Underlying Index during the subsequent index rebalance.

1

Underlying Index constituents are ranked by market capitalization and the top five ranking YieldCos receive weights of 11%, 10%, 9%, 8%, and 7%, respectively. The remaining securities are weighted based on their market capitalization, with a cap of 4.75% on any of the securities falling outside of the top five by market capitalization. If any parent companies of YieldCos are Underlying Index constituents, they are each capped at a 4.75% weighting. Companies that are structured as partnerships are capped at a 25% weighting in the aggregate. As of December 30, 2016, the Underlying Index included the securities of companies that trade on a stock exchange located in the US (10), in London (6), in Canada (3) and Spain (1).

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 30, 2016, the Underlying Index was concentrated in the Utilities sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Assets Under Management (AUM) Risk: From time to time an Authorized Participant, a third party investor, the Fund’s adviser or another affiliate of the Fund’s adviser or the Fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels which could negatively impact the Fund.

Authorized Participant Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to create or redeem in either of those cases, Shares may be more likely to trade at a premium or discount to NAV, and possibly face trading halts and/or delisting from an exchange. The Authorized Participant Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Concentration Risk: Because the Fund’s investments are concentrated in the utilities sector, the Fund will be susceptible to loss due to adverse occurrences affecting this sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry,

2

market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Utilities Sector.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: Decreasing European Imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing of economic growth in this region could have an adverse impact on the securities in which the Fund invests.

Foreign Securities Risk: The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

International Closed Market Trading Risk: To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

3

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risks of Investing in Canada: The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy.

Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other government regulatory policies.

Risks Related to Investing in the Renewable Energy Industry: Renewable energy resources may be highly dependent upon on government policies that support renewable generation and enhance the economic viability of owning renewable electric generation assets. Any failure to extend such policies could materially and adversely affect our business, financial condition, results of operations and cash flow. Additionally, adverse weather conditions may cause fluctuations in renewable electric generation and adversely affect the cash flows associated with these assets.

Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets. In addition, companies in the utilities sector may be adversely affected due to increase in fuel and operating costs and the costs of complying with regulations.

4

Risks Related to Investing in YieldCos: Investments in securities of YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the company responsible for the formation of the YieldCo (the "YieldCo Sponsor”). YieldCos typically remain dependent on the management and administration services provided by or under the direction of the YieldCo Sponsor and on the ability of the YieldCo Sponsor to identify and present the YieldCo with acquisition opportunities, which may often be assets of the YieldCo Sponsor itself. To the extent that the YieldCo relies on the YieldCo Sponsor for developing new assets for potential future acquisitions, the YieldCo may be dependent on the development capabilities and financial health of the YieldCo Sponsor. YieldCo Sponsors may have interests that conflict with the interests of the YieldCo, and may retain control of the YieldCo via classes of stock held by the Yieldco Sponsor. Congress voted not to extend bonus depreciation in 2015 for qualifying capital equipment, meaning new YieldCo assets could be subject to slower depreciation schedules and less ability to minimize tax liabilities. Additionally, Congress could vote to eliminate production tax credits (“PTCs”) for green energy projects, which could reduce the profitability of companies, including YieldCos that operate in the renewable energy space.  YieldCo securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards YieldCos or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of YieldCos, generally measured in terms of distributable cash flow). A YieldCo’s share price is typically a multiple of its distributable cash flow.  Therefore any event that limits the YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. Prices of YieldCo securities also can be affected by fundamentals unique to the company, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. Yieldcos may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. Yieldcos may finance its growth strategy with debt, which may increase the YieldCo’s leverage and the risks associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the entity’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce the YieldCo’s distributable cash flow.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Tracking Error Risk: Tracking error is the divergence of the Fund's performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences (including differences between a security's price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), differences in transaction costs, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unsual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. Index ETFs that are track indices with significant weight in emerging markets issuers may experience higher tracking error other than other index ETFs that do not track such indices.

U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the Fund.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

5

Annual Total Returns (Years Ended December 31)

Best Quarter:	06/30/16	6.56%
Worst Quarter:	12/31/16	-5.43%

Average Annual Total Returns (for the Periods Ended December 31, 2016)

	Year Ended December 31, 2016	Since Inception (05/27/2015)
Global X YieldCo Index ETF: ·Return before taxes ·Return after taxes on distributions[1] ·Return after taxes on distributions and sale of Fund Shares[1]	6.01% 3.70% 3.36%	-15.12% -16.75% -11.96%
Indxx Global YieldCo Index (net) (Index returns do not reflect deductions for fees, expenses, or taxes)	6.22%	-14.90%
S&P 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	11.96%	5.62%
MSCI ACWI Index (net)[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	7.86%	-0.43%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

2    As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI ACWI Index. The new benchmark is a more appropriate comparison for the Fund.

6

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Luis Berruga, Chang Kim, CFA, James Ong and Hailey Harris (“Portfolio Managers”). Messrs. Berruga and Kim have been Portfolio Managers of the Fund since the Fund's inception on May 27, 2015. Mr. Ong and Ms. Harris have been Portfolio Managers of the Fund since March 1, 2016.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Funds' distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with a Fund. The Funds will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Funds will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangement, may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

7